UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of

the Securities Exchange Act of 1934

February 13, 2013

Date of Report (Date of earliest event reported)

LOCAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices, zip code)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 13, 2013, Local Corporation (the “Registrant”) and its wholly owned subsidiaries, Krillion, Inc. and Screamin Media Group, Inc. (“Subsidiaries”) entered into that certain Fifth Amendment to Loan and Security Agreement (the “Amendment”) with Square One Bank, which amends the Loan and Security Agreement by and between the Registrant, the Subsidiaries and Square One Bank dated August 3, 2011, as amended by the First Amendment dated March 28, 2012, the Second Amendment dated April 11, 2012, the Third Amendment dated August 17, 2012, and the Fourth Amendment dated January 30, 2013 (collectively, the “Agreement”). The Amendment extends the maturity date of the loan to February 3, 2015. The Amendment further changes certain certification requirements with respect to the borrowing base for the Company if the Registrant’s Liquidity Ratio (as defined in the Agreement) is greater than 1.50 to 1.00. The Amendment also amends the definition of “Adjusted EBITDA” and adds a definition for “Capitalized Expenditures.” Additionally, the Amendment sets certain Adjusted EBITDA covenants for 2013, as more particularly described in the Agreement (such Adjusted EBITDA amounts are for financial covenant purposes only, and do not represent projections of the Registrant’s financial results).

FORWARD-LOOKING STATEMENTS

The discussion above includes forward-looking statements, which are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially. More information about factors that potentially could affect Registrant’s actual results is included in Registrant’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K for the year ended December 31, 2012, its quarterly reports on Form 10-Q and other subsequent filings.

Item 2.02	Results of Operations and Financial Condition.

On February 14, 2013, Local Corporation (the “Registrant”) issued a press release announcing information regarding its financial results for the completed fourth quarter and full-year ended December 31, 2012, and will hold a conference call at approximately 2:00 P.M., Pacific Time, on February 14, 2013, to discuss these results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information contained in this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report is not incorporated by reference into any filings of Local.com Corporation made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

The Registrant made reference to non-GAAP financial information in the press release and included a reconciliation of those non-GAAP financial measures to the comparable GAAP financial measures in the press release as well.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

10.1	Fifth Amendment, dated February 13, 2013, to Loan and Security Agreement dated August 3, 2011, by and among the Registrant, Krillion, Inc., Screamin Media Group, Inc. and Square 1 Bank.

99.1	Press Release of Local Corporation dated February 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL CORPORATION

Date: February 14, 2013	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Fifth Amendment, dated February 13, 2013, to Loan and Security Agreement dated August 3, 2011, by and among the Registrant, Krillion, Inc., Screamin Media Group, Inc. and Square 1 Bank.

99.1	Press Release of Local Corporation dated February 14, 2013.